                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                SCHEDULE 13E-3
                             Amendment No. 1

                       Rule 13e-3 Transaction Statement
                       (Pursuant to Section 13(e) of the
                       Securities Exchange Act of 1934)

                            WILMAR INDUSTRIES, INC.
                            -----------------------
                             (Name of the Issuer)

                             WM Acquisition, Inc.
                           Parthenon Investors, L.P.
                     Parthenon Investment Advisors, L.L.C.
                     Parthenon Investment Partners, L.L.C.
                              John C. Rutherford
                               Ernest K. Jacquet
                                 William Green
                 ---------------------------------------------
                      (Name of Persons Filing Statement)

                          Common Stock, no par value
                          --------------------------
                        (Title of Class of Securities)

                                   971426101
                                   ---------
                     (CUSIP Number of Class of Securities)

                             James M. Dubin, Esq.
                   Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                         New York, New York 10019-6064
                                (212) 373-3000
--------------------------------------------------------------------------------
                 (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications
                    on Behalf of Persons Filing Statement)

This statement is filed in connection with (check the appropriate box):

a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ] A tender offer.

d.   [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [x]

Calculation of filing fee:


================================================================================
Transaction Valuation*                  Amount of Filing Fee
--------------------------------------------------------------------------------
$230,041,702                            $46,008
================================================================================

* For purposes of calculating the filing fee only. This amount assumes the purchase of 12,407,826 outstanding shares of Common Stock, no par value, of Wilmar Industries, Inc. ("Common Stock"), less 164,384 shares held by a member of Wilmar Industries, Inc.'s management, at $18.25 cash per share and the product of 1,107,538 shares subject to options, 921,632 of which are being cashed out, at $18.25 per share less the $11.09 per share weighted average exercise price of the option shares being cashed out. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 under the Securities Exchange Act of 1934, equals 1/50 of one percentum of the value of the securities to be purchased.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $46,008

Form or Registration No.: Schedule 14A

Filing Party: Wilmar Industries, Inc.

Date Filed: February 4, 2000


THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE.

                                 Introduction
                                 ------------


          This Rule 13e-3 Transaction Statement (the "STATEMENT") relates to the Agreement and Plan of Merger and Recapitalization dated as of December 22, 1999 (as amended, the "MERGER AGREEMENT") between Wilmar Industries, Inc., a New Jersey corporation ("WILMAR," the "ISSUER" or the "COMPANY") and WM Acquisition, Inc., a New Jersey corporation ("MERGERCO"). A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement filed by the Company (the "PROXY STATEMENT").

          The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "MERGER") with the Company continuing as the surviving corporation (the "SURVIVING CORPORATION"). In the Merger, (a) each outstanding share of common stock, no par value (the "COMMON STOCK"), of the Company will be converted into the right to receive $18.25 in cash (except that any shares held by MergerCo or held in the Company's treasury will be canceled);
(b) each outstanding share of Class C Preferred Stock, par value $.10 per share (the "CLASS C PREFERRED STOCK"), of the Company will be converted into (i)
 .5486558 shares of Common Stock and (ii) 1.7701344 shares of Cumulative Senior Preferred Stock, par value $.01 per share (the "SENIOR PREFERRED STOCK"), of the Company; (c) each outstanding share of common stock, no par value, of MergerCo ("MERGERCO COMMON STOCK") will be converted into one share of Common Stock; and
(d) each outstanding share of preferred stock, par value $0.01 per share (the "MERGERCO PREFERRED STOCK"), of MergerCo will be converted into one share of Senior Preferred Stock.


          Prior to the Merger, William Green, Chairman and Chief Executive Officer of the Company, will exchange 164,384 shares of Common Stock (representing approximately 8% of the shares of Common Stock owned by him and less than 1% of the outstanding Common Stock) for 164,384 shares of Class C Preferred Stock pursuant to a Voting and Exchange Agreement, dated as of December 22, 1999, between the Company and Mr. Green (the "EXCHANGE AGREEMENT"). In the Merger, all such shares of Class C Preferred Stock will be converted into shares of Common Stock and Senior Preferred Stock as described above. In addition, immediately after the Merger, Michael Grebe, William Sanford and Michael Toomey, members of Wilmar's management prior to the Merger, will purchase in the aggregate 65,341 shares of Common Stock and in the aggregate 83,466 shares of Senior Preferred Stock, and may elect, prior to the closing of the Merger, to purchase an additional 116,533 shares of Senior Preferred Stock. As a result of the Merger and these related transactions, following the Merger,
(x) Parthenon Investors, L.P., a Delaware limited partnership ("PARTHENON"), CB Capital Investors, LLC, a Delaware limited liability company, and/or one or more of its affiliates (collectively, "CHASE"), and The Chase Manhattan Bank, as Trustee for First Plaza Group Trust, a pension trust managed by General Motors Investment Management Corporation (the "FIRST PLAZA TRUST," and, together with Parthenon, Chase and certain other institutional investors, the

"INVESTORS "), will collectively own approximately 86.1% of the outstanding Common Stock and approximately 97.2% of the Senior Preferred Stock, and (y) Messrs. Green, Grebe, Sanford and Toomey (together, the "MANAGEMENT SHAREHOLDERS") will collectively own approximately 13.9% of the outstanding Common Stock and approximately 2.8% of the outstanding Senior Preferred Stock.

          Parthenon is a private investment vehicle formed for the purpose of investing in acquisition transactions. MergerCo was formed by Parthenon (a major shareholder of MergerCo) to effect the Merger. Parthenon Investment Advisors, L.L.C., a Delaware limited liability company ("Advisors"), is the general partner of Parthenon, Parthenon Investment Partners, L.L.C., a Delaware limited liability company ("Partners"), is the managing member of Advisors, and Messrs. Rutherford and Jacquet are each managing members of Partners. Parthenon, Advisors, Partners and Mr. Rutherford are collectively referred to herein as the "Parthenon Affilitates." Mr. Jacquet also serves on the Board of Directors of Wilmar.

          The information in the Proxy Statement relating to the Merger filed by the Company with the Securities and Exchange Commission (the "COMMISSION"), including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Statement are qualified in their entirety by the provisions of the Proxy Statement. The Proxy Statement will be completed and, if appropriate, amended prior to the time it is first sent or given to stockholders of the Company. This Statement will be amended to reflect such completion or amendment of the Proxy Statement.

                                SPECIAL FACTORS

Item 7.   Purposes, Alternatives, Reasons and Effects in a Going-Private
------    --------------------------------------------------------------
          Transaction.
          -----------

          (a) Purposes.  The information set forth in the Sections "Special
              --------
Factors--Background of the Merger and Recapitalization," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee" and "--Opinion of Financial Advisor to the Special Committee" of the Proxy Statement is incorporated herein by reference.

          (b) Alternatives.  The information set forth in the Sections "Special
              ------------
Factors--Background of the Merger and Recapitalization," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee" and "--Opinion of Financial Advisor to the Special Committee" of the Proxy Statement is incorporated herein by reference.

          (c) Reasons.  The information set forth in the Sections "Special
              -------
Factors--Background of the Merger and Recapitalization," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee," "--Opinion of Financial Advisor to the Special Committee" and "--Benefits and Detriments of the Merger to Wilmar and Wilmar's Shareholders" of the Proxy Statement is incorporated herein by reference.

          (d) Effects.  The information set forth in the Sections "Questions and
              -------
Answers about the Merger and Recapitalization," "Special Factors--Continuing Interests of the Investors and Management Shareholders in Wilmar," "--Benefits and Detriments of the Merger to Wilmar and Wilmar's Shareholders," "--Benefits and Detriments of the Merger to the Investors and the Management Shareholders," "Additional Considerations--Interests of Certain Persons in the Merger and Recapitalization; Continued Ownership of Wilmar after the Merger," "-- Consequences of the Merger and Recapitalization," "--Material Federal Income Tax Considerations" and "--Financing; Source of Funds" of the Proxy Statement is incorporated herein by reference.


Item 8.   Fairness of the Going-Private Transaction.
------    -----------------------------------------

          (a) Fairness.  The information set forth in the Section "Special
              --------
Factors--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee" of the Proxy Statement is incorporated herein by reference.

          (b) Factors Considered in Determining Fairness.  The information set
              ------------------------------------------
forth in the Sections "Special Factors--Background of the Merger and Recapitalization," "--Continuing Interests of the Investors and Management Shareholders in Wilmar," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee," "--Opinion of Financial Advisor to the Special Committee," and "Certain Financial Projections" of the Proxy Statement is incorporated herein by reference.

          (c) Approval of Security Holders.  No, the transaction is not
              ----------------------------
structured in such a way that approval of at least a majority of unaffiliated security holders is required. The information set forth in the Section "Information Concerning the Special Meeting" of the Proxy Statement is incorporated herein by reference.

          (d) Unaffiliated Representative.  The information set forth in the
              ---------------------------
Section "Special Factors--Background of the Merger and Recapitalization" of the Proxy Statement is incorporated herein by reference.

          (e) Approval of Directors.  The information set forth in the Sections
              ---------------------
"Special Factors--Background of the Merger and Recapitalization" and "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee" of the Proxy Statement is incorporated herein by reference.

          (f) Other Offers.  The information set forth in the Sections "Special
              ------------
Factors--Background of the Merger and Recapitalization," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee," and "--Opinion of Financial Advisor to the Special Committee" of the Proxy Statement is incorporated herein by reference.


Item 9.   Reports, Opinions, Appraisals and Negotiations.
------    ----------------------------------------------


          (a) Report, Opinion or Appraisal.  The information set forth in the
              ----------------------------
Sections "Special Factors--Background of the Merger and Recapitalization," "-- Opinion of Financial Advisor to the Special Committee," "Certain Financial Projections" and "Appendix B--Fairness Opinion of William Blair & Company, LLC" of the Proxy Statement is incorporated herein by reference.


          (b) Preparer and Summary of the Report, Opinion or Appraisal.   The
              --------------------------------------------------------
information set forth in the Sections "Special Factors--Background of the Merger and Recapitalization," "--Opinion of Financial Advisor to the Special Committee," "Certain Financial Projections" and "Appendix B--Fairness Opinion of William Blair & Company, LLC" of the Proxy Statement is incorporated herein by reference.

          (c) Availability of Documents.  Not applicable.  The information set
              -------------------------
forth in the Sections "Certain Financial Projections" and "Appendix B--Fairness Opinion of William Blair & Company, LLC" of the Proxy Statement is incorporated herein by reference.

                               OTHER DISCLOSURE


Item 1.   Summary Term Sheet.
------    ------------------

          The information set forth in the Section "Summary Term Sheet" of the Proxy Statement is incorporated herein by reference.


Item 2.   Subject Company Information.
------    ---------------------------

          (a) Name and Address.  The name of the issuer is Wilmar Industries,
              ----------------
Inc., a New Jersey corporation, which has its principal executive offices at 303 Harper Drive, Moorestown, New Jersey 08057, telephone number (853) 439-1222. The information set forth in the Section "Information Concerning the Special Meeting--The Companies" of the Proxy Statement is incorporated herein by reference.


          (b) Securities.  The class of equity securities that is the subject of
              ----------
the Rule 13e-3 transaction to which this Statement relates is common stock, no par value, of the Company. As of February 3, 2000, there were approximately 12,243,442 shares of Common Stock issued and outstanding. The information set forth in the Sections "Common Stock Market Price and Dividend Information" and "Information Concerning the Special Meeting--Record Date and Voting" of the Proxy Statement is incorporated herein by reference.

          (c) Trading Market and Price.  The information set forth in the
              ------------------------
Section "Common Stock Market Price and Dividend Information" is incorporated herein by reference.

          (d) Dividends.  The information set forth in the Section "Common Stock
              ---------
Market Price and Dividend Information" is incorporated herein by reference.

          (e) Prior Public Offerings.  The Company has made no underwritten
              ----------------------
public offering of the Common Stock for cash during the past three years that the Common Stock was registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or exempt from registration thereunder pursuant to Regulation A thereunder.

          (f) Prior Stock Purchases.  The information set forth in the Section
              ---------------------
"Common Stock Purchase Information" of the Proxy Statement is incorporated herein by reference.

Item 3.   Identity and Background of Filing Persons.
------    -----------------------------------------


          (a) Name and Address.  This Statement is being filed by WM
              ----------------
Acquisition, Inc., Parthenon Investors, L.P., Parthenon Investment Advisors, L.L.C., Parthenon Investment Partners, L.L.C., John C. Rutherford, Ernest K. Jacquet and William Green. With respect to MergerCo and the Parthenon Affiliates other than John C. Rutherford, please refer to Schedule A.1. With respect to William Green, John C. Rutherford and Ernest K. Jacquet, please refer to Schedule A.2. Schedules A.1 and A.2 to this Statement also set forth certain information as required by Instruction C regarding each executive officer and director of MergerCo, each person controlling MergerCo and the Parthenon Affiliates other than John C. Rutherford and each executive officer and director of any corporation or other person ultimately in control of MergerCo and the Parthenon Affiliates other than John C. Rutherford. The information set forth in the Sections "Information Concerning the Special Meeting--Record Date and Voting," "Current Management of Wilmar," and "Certain Information Concerning WM Acquisition and its Affiliates" of the Proxy Statement is incorporated herein by reference.

          (b) Business and Background of Entities.  With respect to MergerCo and
              -----------------------------------
           the Parthenon Affiliates other than John C. Rutherford, please refer to Schedule A.1. With respect to entities under Instruction C, please also refer to Schedule A.1. Neither MergerCo, the Parthenon Affiliates other than John C. Rutherford, nor any of the entities under Instruction C related to such filing persons, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws during the last five years. The information set forth in the Sections "Information Concerning the Special Meeting--Record Date and Voting" and "Certain Information Concerning WM Acquisition and its Affiliates" of the Proxy Statement is incorporated herein by reference.

          (c) Business and Background of Natural Persons.  With respect to
              ------------------------------------------
           William Green, John C. Rutherford and Ernest K. Jacquet, please refer to Schedule A.2. With respect to natural persons under Instruction C, please also refer to Schedule A.2. Neither Mr. Green, Mr. Rutherford, Mr. Jacquet, nor any of the natural persons under Instruction C related to MergerCo or the Parthenon Affiliates other than John C. Rutherford, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws during the last five years. The information set forth in the Sections "Information Concerning the Special Meeting--Record Date and Voting," "Current Management of Wilmar," and "Certain Information Concerning WM Acquisition and its Affiliates" of the Proxy Statement is incorporated herein by reference.


Item 4.   Terms of the Transaction.
------    ------------------------

          (a) Material Terms.  The information set forth in the Sections
              --------------
"Summary Term Sheet," "Information Concerning the Special Meeting--Vote Required," "Special Factors--Background of the Merger and Recapitalization," "-- Exchange of Shares by William Green," "--Continuing Interests of the Investors and Management Shareholders in Wilmar," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee," "--Opinion of Financial Advisor to the Special Committee," "--Benefits and Detriments of the Merger to Wilmar and Wilmar's Shareholders," "--Benefits and Detriments of the Merger to the Investors and the Management Shareholders," "--Material Federal Income Tax Considerations," "--Accounting Treatment" ,"--Financing; Source of Funds," and "The Merger Agreement" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.

          (c) Different Terms.  The information set forth in the Sections
              ---------------
"Special Factors--Exchange of Shares by William Green," "--Continuing Interests of the Investors and Management Shareholders in Wilmar," "--Benefits and Detriments of the Merger to Wilmar and Wilmar's Shareholders," "--Benefits and Detriments of the Merger to the Investors and the Management Shareholders" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.

          (d) Appraisal Rights.  The information set forth in the Section
              ----------------
"Rights of Dissenting Shareholders" of the Proxy Statement is incorporated herein by reference.

          (e) Provisions for Unaffiliated Security Holders.  None.
              --------------------------------------------


          (f) Eligibility for Listing or Trading.  Not applicable.
              ----------------------------------


Item 5.   Past Contacts, Transactions, Negotiations and Agreements.
------    --------------------------------------------------------

          (a)  Transactions. None.
               ------------

          (b) Significant Corporate Events.  The information set forth in the
              ----------------------------
Sections "Special Factors--Background of the Merger and Recapitalization," "--Exchange of Shares by William Green," "--Continuing Interests of the Investors and Management Shareholders in Wilmar" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.

          (c) Negotiations or Contacts.  The information set forth in the
              ------------------------
Sections "Special Factors--Background of the Merger and Recapitalization," "--Exchange of Shares by William Green," "--Continuing Interests of the Investors and Management Shareholders in Wilmar" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.

          (e) Agreements Involving the Subject Company's Securities.  The
              -----------------------------------------------------
information set forth in the Sections "Special Factors--Background of the Merger and Recapitalization," "--Exchange of Shares by William Green," "--Continuing Interests of the Investors and Management Shareholders in Wilmar,"
"Additional Considerations--Interests of Certain Persons in the Merger and Recapitalization; Continued Ownership of Wilmar after the Merger," "--Consequences of the Merger and Recapitalization," "--Financing; Source of Funds," "The Merger Agreement" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.


Item 6.   Purposes of the Transaction and Plans or Proposals.
------    --------------------------------------------------

          (b) Use of Securities Acquired.  The information set forth in the
              --------------------------
Section "Additional Considerations--Plans for Wilmar After the Merger" of the Proxy Statement is incorporated herein by reference.

          (c) Plans.  The information set forth in the Sections "Additional
              -----
Considerations--Plans for Wilmar After the Merger," "--Interests of Certain Persons in the Merger and Recapitalization; Continued Ownership of Wilmar After the Merger," "--Consequences of the Merger and Recapitalization" and "-- Financing; Source of Funds" of the Proxy Statement is incorporated herein by reference.


Item 10.  Source and Amount of Funds or Other Consideration.
-------   -------------------------------------------------

          (a) Source of Funds.  The information set forth in the Sections
              ---------------
"Additional Considerations--Financing; Source of Funds," and "--Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

          (b) Conditions.  The information set forth in the Section "Additional
              ----------
Considerations--Financing; Source of Funds" of the Proxy Statement is incorporated herein by reference.

          (c) Expenses.  The information set forth in the Section "Additional
              --------
Considerations--Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

          (d) Borrowed Funds.  The information set forth in the Sections
              --------------
"Additional Considerations--Financing; Source of Funds" and "--Fees and Expenses" of the Proxy Statement is incorporated herein by reference.


Item 11.  Interest in Securities of the Subject Company.
-------   ---------------------------------------------

          (a) Securities Ownership.  The information set forth in the Sections
              --------------------
"Security Ownership of Certain Beneficial Owners and Management" and Common Stock Purchase Information" of the Proxy Statement is incorporated herein by reference. Also, the information set forth in the Schedule 13D filed with the Commission by certain of the Investors, the entities listed on Schedule A-1 hereto, Ernest K. Jacquet and John C. Rutherford on December 22, 1999 and the information set forth in Amendment No. 3 to Schedule 13D filed with the Commission by William Green on December 22, 1999 is incorporated herein by reference.

          (b) Securities Transactions.  The information set forth in the
              -----------------------
Sections "Special Factors--Background of the Merger and Recapitalization," "--Exchange of Shares by William Green," "The Voting and Exchange Agreement," "Common Stock Market Price and Dividend Information" and "Common Stock Purchase Information" of the Proxy Statement is incorporated herein by reference.


Item 12.  The Solicitation or Recommendation.
-------   ----------------------------------

          (d)  Intent to Tender or Vote in a Going-Private Transaction.  The
               -------------------------------------------------------
information set forth in the Sections "Questions and Answers about the Merger and Recapitalization," "Information Concerning the Special Meeting," "Special Factors--Background of the Merger and Recapitalization," "--Exchange of Shares by William Green," "--Continuing Interests of the Investors and Management Shareholders in Wilmar," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee," "Additional Considerations--Interests of Certain Persons in the Merger and Recapitalization; Continued Ownership of Wilmar after the Merger" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.

          (e)  Recommendations of Others.  The information set forth in the
               -------------------------
Sections "Questions and Answers about the Merger and Recapitalization," "Information Concerning the Special Meeting," "Special Factors--Exchange of Shares by William Green," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.


Item 13.  Financial Statements.
-------   --------------------

          (a)  Financial Information.  The information set forth in the Sections
               ---------------------
"Selected Historical Consolidated Financial Data" and "Documents Incorporated by Reference" of the Proxy Statement is incorporated herein by reference.

          (b)  Pro Forma Information.   Not applicable.
               ---------------------


Item 14.  Persons/Assets Retained, Employed, Compensated or Used.
-------   ------------------------------------------------------

          (a)  Solicitations or Recommendations.  The information set forth in
               --------------------------------
the Section "Information Concerning The Special Meeting--Voting, Revocation and Solicitations of Proxies" of the Proxy Statement is incorporated herein by reference.

          (b)  Employees and Corporate Assets.  The information set forth in the
               ------------------------------
Sections "Questions and Answers about the Merger and Recapitalization," "Information Concerning the Special Meeting," "Special Factors--Exchange of Shares by William Green," "--Purposes and Reasons for the Merger and Recapitalization; Recommendations of Wilmar's Board of Directors and the Special Committee," "Additional Considerations--Interests of Certain Persons in the Merger and Recapitalization; Continued Ownership of Wilmar after the Merger" and "The Voting and Exchange Agreement" of the Proxy Statement is incorporated herein by reference.


Item 15.  Additional Information.
-------   ----------------------

          (b)  Other Material Information.  The information set forth in the
               --------------------------
Sections "Certain Financial Projections" and "Additional Considerations-- Shareholder Lawsuit Challenging the Merger and Recapitalization" of the Proxy Statement is incorporated herein by reference.

Item 16.  Exhibits.
-------   --------

(a) (2)   Proxy Statement.

(c) The Fairness Opinion of William Blair & Company, LLC is attached as Appendix B to the Proxy Statement.

          Preliminary Discussion Materials for Financing Sources, dated as of December 4, 1999, prepared by PaineWebber Incorporated.

(d) The Merger Agreement is attached as Appendix A to the Proxy Statement. The Voting and Exchange Agreement is attached as Appendix C to the Proxy Statement.

          After due inquiry and to the best of its knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.


                              WM ACQUISITION, INC.


                              By:
                                 ---------------------------
                                    Name:  Drew Sawyer
                                    Title: Vice President


                              PARTHENON INVESTORS, L.P.


                              By:  PARTHENON INVESTMENT ADVISORS L.L.C.
                                      its general partner

                              By:  PARTHENON INVESTMENT PARTNERS L.L.C.
                                      its Managing Member

                              By:
                                 ---------------------------
                                 Name:  Ernest K. Jacquet
                                 Title: Managing Member



                              PARTHENON INVESTMENT ADVISORS, L.L.C.

                              By:  PARTHENON INVESTMENT PARTNERS L.L.C.
                                      its Managing Member

                              By:
                                 ---------------------------
                                 Name:  Ernest K. Jacquet
                                 Title: Managing Member


                              PARTHENON INVESTMENT PARTNERS, L.L.C.

                              By:
                                 ---------------------------
                                 Name:  Ernest K. Jacquet
                                 Title: Managing Member



                              ------------------------------
                              John C. Rutherford

                              ------------------------------
                              Ernest K. Jacquet


                              ------------------------------
                              William Green

Date:          , 2000

                                  SCHEDULE A.1
                                  ------------

                                    Entities
                                    --------


Name, Business Address and                                               State of
Business Telephone Number                Principal Business            Organization     Nature of Affiliation
-----------------------------  --------------------------------------  -------------  --------------------------
1.  WM Acquisition, Inc.       Nonsubstantive transitory merger        New Jersey     Indirectly under common
c/o Parthenon Capital, Inc.    vehicle.                                               control with the Issuer.
200 State Street
Boston, MA  02109
(617) 478-7000

2.  Parthenon Investors, L.P.  Private investment vehicle which        Delaware       Parent of WM
c/o Parthenon Capital, Inc.    invests in and acquires businesses.                    Acquisition, Inc.
200 State Street
Boston, MA  02109
(617) 478-7000

3.  Parthenon Investment       Private investment vehicle which        Delaware       General Partner of
Advisors, L.L.C.               invests in and acquires businesses.                    Parthenon Investors, L.P.
c/o Parthenon Capital, Inc.
200 State Street
Boston, MA  02109
(617) 478-7000

4. Parthenon Investment        Private investment vehicle which        Delaware       Managing Member of
Partners, L.L.C.               invests in and acquires businesses.                    Parthenon Investment
c/o Parthenon Capital, Inc.                                                           Advisors, L.L.C.
200 State Street
Boston, MA  02109
(617) 478-7000


                                  SCHEDULE A.2
                                  ------------

                                Natural Persons
                                ---------------


                                                 Current Principal
                                                   Occupation or                Prior Material
      Name and Address                          Employment and Name             Occupations,
       of Occupation                               and Principal             Positions, Offices or
       or Employment       Citizenship         Business of Employer              Employment          Nature of Affiliation
    --------------------  -------------  ---------------------------------   --------------------- -------------------------
1.  William Green         United States    Chairman and Chief Executive       Same for the past        Chairman and Chief
    303 Harper Drive                       Officer of Wilmar Industries,      five years.              Executive Officer of
    Moorestown, NJ                         Inc., a marketer and distributor                            the Issuer.
    08057                                  of repair and maintenance
                                           products.



2.  John C. Rutherford    New Zealand      Managing Director of               Chairman and             Indirectly controls WM
    200 State Street                       Parthenon Capital, Inc., a         Founder of The           Acquisition, Inc.
    Boston, MA  02109                      private equity investment firm     Parthenon Group,
                                           (5/98 to present).                 Boston, MA, a
                                                                              management
                                                                              consulting firm
                                                                              (1991 - present).


3.  Ernest K. Jacquet     United States    Managing Director of               General Partner of       Indirectly controls WM
    200 State Street                       Parthenon Capital, Inc., a         Summit Partners,         Acquisition, Inc. and is
    Boston, MA  02109                      private equity investment firm     Boston, MA, a            also a director of the
                                           (5/98 to present).                 venture capital firm     Issuer.
                                                                              (5/90 - 5/98).  Also
                                                                              a director of the
                                                                              Issuer from 1995 -
                                                                              1998 and 1998 -
                                                                              present.


4.  Drew Sawyer           United States    Principal of Parthenon Capital,    Principal of The         Officer and Director of
    200 State Street                       Inc., a private equity             Parthenon Group,         WM Acquisition, Inc.
    Boston, MA  02109                      investment firm (5/98 to           Boston, MA, a
                                           present).                          management
                                                                              consulting firm
                                                                              (7/95-5/98), and
                                                                              MBA student at
                                                                              Harvard Business
                                                                              School, Cambridge,
                                                                              MA (9/94-6/95).

                                                 Current Principal
                                                   Occupation or                Prior Material
      Name and Address                          Employment and Name             Occupations,
       of Occupation                               and Principal             Positions, Offices or
       or Employment       Citizenship         Business of Employer              Employment          Nature of Affiliation
    --------------------  -------------  ---------------------------------   --------------------- -------------------------
5.  Samantha Trotman      United States    Principal of Parthenon Capital,    Chief Financial          Officer and Director of
    200 State Street                       Inc., a private equity             Officer of               WM Acquisition, Inc.
    Boston, MA  02109                      investment firm (11/98 -           Physicians Quality
                                           present).                          Care, Waltham,
                                                                              MA, a physician
                                                                              management
                                                                              company (12/96 -
                                                                              11/98), and Associate
                                                                              of Bain Capital,
                                                                              Boston, MA, a
                                                                              private equity
                                                                              investment firm
                                                                              (8/93 - 12/96).


6.  Bruce MacRae          United States    General Partner of Parthenon       Chief Executive          Officer of WM
    200 State Street                       Capital, Inc., a private equity    Officer and director,    Acquisition, Inc.
    Boston, MA  02109                      investment firm (8/98 -            Flow Control
                                           present).                          Equipment, Inc.,
                                                                              Houston, TX, an oil
                                                                              field equipment
                                                                              company (8/96 -
                                                                              6/98), and Principal
                                                                              of The Parthenon
                                                                              Group, Boston,
                                                                              MA, a management
                                                                              consulting firm
                                                                              (8/91 - 8/96).

